MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price Retirement 2065 Fund
(the “Fund”)
Supplement dated March 25, 2024 to the
Summary Prospectus dated February 1, 2024

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

On or about May 1, 2024, the Fund will begin to transition its investments in the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, and MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund to the T. Rowe Price U.S. Treasury Long-Term Index Fund, T. Rowe Price Emerging Markets Bond Fund, and T. Rowe Price Limited Duration Inflation Focused Bond Fund, respectively. These changes are expected to be completed by May 13, 2024, and the table showing the Fund’s neutral allocations to Underlying Funds shown under the heading Principal Investment Strategies in the Investments, Risks, and Performance section for the Fund is supplemented as described below.

As of May 13, 2024, the Fund will no longer invest in the MM S&P 500® Index Fund, but instead will increase its neutral allocation to the MassMutual Select T. Rowe Price Large Cap Blend Fund as shown in the table below. On May 10, 2024, the MassMutual Select T. Rowe Price Large Cap Blend Fund will add a passively managed component to its principal investment strategies that seeks to track the S&P 500 Index. Additionally, beginning on May 10, 2024, the Fund will utilize the T. Rowe Price U.S. Treasury Money Fund rather than the State Street Institutional U.S. Government Money Market Fund for purposes of helping to manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for any tactical allocations to money market securities.

Effective May 13, 2024, the following information replaces similar information for the MassMutual Select T. Rowe Price Retirement 2065 Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance:

The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of May 13, 2024. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Stock Funds	98.00%
MassMutual Select T. Rowe Price Large Cap Blend Fund	52.14%
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	13.03%
MassMutual Select T. Rowe Price International Equity Fund	27.93%
MassMutual Select T. Rowe Price Real Assets Fund	4.90%
T. Rowe Price Hedged Equity Fund	0.00%
Bond Funds	2.00%
MassMutual Select T. Rowe Price Bond Asset Fund	1.20%
T. Rowe Price Dynamic Global Bond Fund	0.20%
T. Rowe Price U.S. Treasury Long-Term Index Fund	0.60%
T. Rowe Price Institutional High Yield Fund	0.00%
T. Rowe Price Institutional Floating Rate Fund	0.00%
T. Rowe Price Emerging Markets Bond Fund	0.00%
T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.00%
T. Rowe Price Dynamic Credit Fund	0.00%

Note: The Underlying Fund allocations above may not sum up to 100% due to rounding.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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